U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2007


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                     0-21874
                            (Commission File Number)

Jersey (Channel Islands) U.K.                     Not applicable
(State or Other Jurisdiction            (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition

FOR IMMEDIATE RELEASE                                            August 10, 2007

                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                                  June 30, 2007

London, August 10, 2007 - Berkeley Technology Limited (OTCBB: BKLYY.PK,  London:
BEK.L) (the "Company") is an international venture capital and consulting firm, primarily in the telecommunications and medical industries. The Company works with Silicon Valley telecommunications equipment and application software companies in dealing with large incumbent European telecommunications companies. It also represents strategic investors operating in the telecommunications industry seeking to invest in Silicon Valley firms at the forefront of technology innovation. Our intention is to continue managing the Company to maximize shareholder value. We are an operating company and intend to generate value through our successful efforts over time.

The Company today reported financial results for its fiscal quarter ended June 30, 2007. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for the second quarter of 2007, was $(0.3) million, or $(0.01) per diluted share and $(0.06) per diluted ADR, compared with a loss of $(2.0) million, or $(0.04) per diluted share and $(0.40) per diluted ADR, for the same period in 2006. For the second quarter of 2006, the Company's consolidated loss from continuing operations was $(1.0) million, or $(0.02) per diluted share and $(0.20) per diluted ADR.

For the six months ended June 30, 2007, the Company's consolidated net income was $0.4 million, or $0.01 per diluted share and $0.07 per diluted ADR, compared with a net loss of $(2.7) million, or $(0.05) per diluted share and $(0.54) per diluted ADR for the same period in 2006. For the six months ended June 30, 2006, the Company's consolidated loss from continuing operations was $(1.7) million, or $(0.03) per diluted share and $(0.34) per diluted ADR.

A decline in operating expenses of $0.4 million and an increase in consulting fee income of $0.2 million contributed toward the lower net loss from continuing operations for the second quarter of 2007 compared to the second quarter of 2006. London Pacific Assurance Limited ("LPAL"), the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders. Policyholder liabilities for LPAL fell during the second quarter of 2007 by $1.8 million to $0.2 million primarily due to maturing policies. The remaining policies are likely to remain in place until 2009.

A $1.2 million payment representing a partial distribution resulting from the settlements achieved in the WorldCom, Inc. securities litigation primarily contributed to the net income for the first six months of 2007. LPAL held certain WorldCom, Inc. publicly traded bonds which it sold at a loss in 2002. The $1.2 million payment was recognized in the first quarter of 2007 in the Company's consolidated statement of operations as a realized gain, which reverses part of the realized loss recorded in 2002. The Company expects to receive an additional $0.4 million as a final distribution later in 2007. Since these payments are for LPAL's account, they are not available to fund the operations or commitments of the Company or its other subsidiaries.

                                      *****


Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.



Please address any inquiries to:

Ian Whitehead                  Jersey                             (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited


Form 10-Q for the quarter ended June 30, 2007
A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Operations
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended          Six Months Ended
                                                             June 30,                   June 30,
                                                     ...................................................
                                                         2007          2006         2007          2006
                                                     ...................................................
Revenues:
Investment income                                      $   205     $     284     $    436     $     638
Insurance policy charges                                     -             2            -             2
Consulting and other fee income                            365           160          570           314
Net realized investment gains                                -             -        1,198             -
Change in net unrealized investment gains and
 losses on trading securities                                -           (33)           -            24
                                                     .........     .........     ........     .........
                                                           570           413        2,204           978
Expenses:
Amounts credited on insurance policyholder
 accounts                                                   10           137           40           307
Operating expenses                                         867         1,294        1,791         2,410
                                                     .........     .........     ........     .........
                                                           877         1,431        1,831         2,717
                                                     .........     .........     ........     .........
Income (loss) from continuing operations before
   income tax expense                                     (307)       (1,018)         373        (1,739)

Income tax expense                                           -             -            2             5
                                                     .........     .........     ........     .........
Income (loss) from continuing operations                  (307)       (1,018)         371        (1,744)

Discontinued operations:
Loss on disposal of discontinued operations,                                            -
 net of income tax expense (benefit) of $0                   -        (1,000)                    (1,000)
                                                     .........     .........     ........     .........
Loss on discontinued operations                              -        (1,000)           -        (1,000)
                                                     .........     .........     ........     .........
Net income (loss)                                    $    (307)    $  (2,018)    $    371     $  (2,744)
                                                     .........     .........     ........     .........
                                                     .........     .........     ........     .........






Basic and diluted earnings (loss) per share:
Continuing operations                                $   (0.01)    $   (0.02)    $   0.01     $   (0.03)
Discontinued operations                                      -         (0.02)           -         (0.02)
                                                     .........     .........     ........     .........
                                                     $   (0.01)    $   (0.04)    $   0.01     $   (0.05)
                                                     .........     .........     ........     .........
                                                     .........     .........     ........     .........

Basic and diluted earnings (loss) per ADR:
Continuing operations                                $   (0.06)    $   (0.20)    $   0.07     $   (0.34)
Discontinued operations                                      -         (0.20)           -         (0.20)
                                                     .........     .........     ........     .........
                                                     $   (0.06)    $   (0.40)    $   0.07     $   (0.54)
                                                     .........     .........     ........     .........
                                                     .........     .........     ........     .........

Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                                 June 30,    December 31,
                                                                                   2007          2006
                                                                                 .......................
                               ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $1,000 and
      $9,021 as of June 30, 2007 and December 31, 2006, respectively)           $     999     $   9,007
    Held-to-maturity, at amortized cost (fair value: $0 and $3,004
      as of June 30, 2007 and December 31, 2006, respectively)                          -         3,009
  Equity securities:
    Available-for-sale, at estimated fair value (cost: $844 as
      of June 30, 2007 and December 31, 2006)                                         844           844
                                                                                .........     .........
Total investments                                                                   1,843 (1)    12,860

Cash and cash equivalents                                                          14,676 (1)     6,707
Accrued investment income                                                              34           304
Other assets                                                                          549           366
                                                                                .........     .........
Total assets                                                                    $  17,102     $  20,237
                                                                                .........     .........
                                                                                .........     .........

                  LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                               $     189     $   3,640
Accounts payable and accruals                                                         574           674
                                                                                .........     .........
Total liabilities                                                                     763         4,314
                                                                                .........     .........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
 64,439,073 shares issued and outstanding as of June                                3,222         3,222
 30, 2007 and December 31, 2006
Additional paid-in capital                                                         67,745        67,718
Retained earnings                                                                   8,370         7,999
Employee benefit trusts, at cost (13,522,381 shares as of
  June 30, 2007 and December 31, 2006)                                            (62,598)      (62,598)
Accumulated other comprehensive loss                                                 (400)         (418)
                                                                                .........     .........
Total shareholders' equity                                                         16,339        15,923
                                                                                .........     .........
Total liabilities and shareholders' equity                                      $  17,102     $  20,237
                                                                                .........     .........
                                                                                .........     .........


(1) Includes $1,843 of investments and $10,311 of cash and cash equivalents in the Company's insurance subsidiary (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                   Six Months Ended
                                                                                       June 30,
                                                                                 ......................
                                                                                   2007          2006
                                                                                 ........     .........

Net cash used in operating activities                                            $   (733)    $    (544)

Cash flows from investing activities:
Purchases of held-to-maturity fixed maturity securities                                 -        (3,035)
Purchases of available-for-sale fixed maturity securities                               -        (9,082)
Proceeds from maturity of held-to-maturity fixed maturity securities                3,000         7,000
Proceeds from sale and maturity of available-for-sale fixed maturity                8,000         8,701
securities
Partial proceeds from WorldCom, Inc. securities litigation settlement               1,198             -
                                                                                .........     .........
Net cash provided by investing activities                                          12,198         3,584
                                                                                .........     .........
Cash flows from financing activities:
Insurance policyholder benefits paid                                               (3,510)       (5,603)
                                                                                .........     .........
Net cash used in financing activities                                              (3,510)       (5,603)
                                                                                .........     .........
Net increase (decrease) in cash and cash equivalents                                7,955        (2,563)
Cash and cash equivalents at beginning of period                                    6,707        10,039
Foreign currency translation adjustment                                                14           229
                                                                                .........     .........
Cash and cash equivalents at end of period (1)                                  $  14,676     $   7,705
                                                                                .........     .........
                                                                                .........     .........


(1) The amount for June 30, 2007 includes $10,311 in the Company's insurance subsidiary (LPAL) which is not currently available to fund the operations or commitments of the Company or its other subsidiaries.